SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                                (X)
Filed by a Party other than the Registrant     ( )

Check the appropriate box:
( )      Preliminary Proxy Statement
( )      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)    Definitive Proxy Statement
( )      Definitive Additional Materials
( )      Soliciting Material under Section 240.14a-12

SEDONA SOFTWARE SOLUTIONS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)     No fee required
( )       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)  Title of each class of securities to which transaction applies:

          2)  Aggregate number of securities to which transaction applies:

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               calculated and state how it was determined):

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          5)  Total fee paid:

( )       Fee paid previously with preliminary materials.

( )      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
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4)   Date Filed:

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SEDONA SOFTWARE SOLUTIONS, INC.
____________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
___________________________________________________

                                                                     October 1, 2003
Dear Shareholder:

The annual meeting of the shareholders of Sedona Software Solutions, Inc. (the "Company") will be held at 2300 West Sahara Ave., Suite 500, Las Vegas, Nevada, on November 14, 2003, at 10:00 a.m. Pacific Standard Time, for the following purposes:

  To elect one director to serve until the next annual meeting or until any successors are elected and qualified;

  To confirm the appointment of Morgan and Company as auditors for the Company;

  To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on October 1, 2003 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice.

All shareholders are invited to attend the meeting in person.

                                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                                                      /s/ John E. Cooper

   JOHN E. COOPER
                                                          Chief Executive Officer, Chief Financial Officer and Director

Vancouver, British Columbia, Canada
October 1, 2003
IMPORTANT
Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE SEDONA SOFTWARE SOLUTIONS, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

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SEDONA SOFTWARE SOLUTIONS, INC.
503-1755 Robson Street

Vancouver, British Columbia, Canada V6G 3B7
________________________________________________________________________

                                     October 1, 2003

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD NOVEMBER 14, 2003

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SEDONA SOFTWARE SOLUTIONS, INC. OR ANY OTHER PERSON.

THE ANNUAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Sedona Software Solutions to be voted at the annual meeting of shareholders of Sedona Software Solutions (the "annual meeting"), which will be held at 10:00 a.m. Pacific Time on November 14, 2003, at 2300 West Sahara Ave., Suite 500, Las Vegas, Nevada 89119. The purpose of the annual meeting is to consider and vote upon the election of its board of directors, to confirm the appointment of the accounting firm Morgan & Company as the Company's auditors, and such other business as may properly come before the meeting. This proxy statement and the enclosed form of proxy are first being mailed to Sedona Software Solutions shareholders on or about November 3, 2003.

RECORD DATE; SOLICITATION OF PROXIES

The board of directors of Sedona Software Solutions has fixed the close of business on October 1, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 5,376,500 shares of common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

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In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Sedona Software Solutions and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Sedona Software Solutions will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Sedona Software Solutions will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. Sedona Software Solutions has spent approximately $2,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Sedona Software Solutions will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Sedona Software Solutions' proxies and related materials may be directed in writing to the Chief Executive Officer, John E. Cooper, at 503-1755 Robson Street, Vancouver, British Columbia, Canada V6G 3B7.

VOTE REQUIRED AND VOTING

In order to obtain shareholder approval, the presence, in person or by proxy duly authorized, of the holder or holders of 33 1/3 percent of the outstanding shares of the corporation’s common voting stock shall constitute a quorum for the transaction of business at the annual meeting. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum. Election of directors shall be accomplished by the one candidate receiving a plurality of the votes cast at a shareholder's meeting by the shareholders entitled to vote in the election.

You can vote by either attending the annual meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted in favor of the nominee for the board of directors and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the annual meeting (of which Sedona Software Solutions is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the annual meeting will be counted as present for quorum purposes.

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OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Sedona Software Solutions an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the annual meeting and voting in person. Attendance at the annual meeting will not by itself constitute revocation of a proxy.

ELECTION OF DIRECTORS

One director is to be elected at the annual meeting, to hold office for one year or until the next annual meeting of shareholders, and until any successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that the nominee will be available for election, but if he is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board of directors to fill any such vacancy.

NOMINEES

Name	Age	Position with the Company
John E. Cooper	64	Chief Executive Officer, Chief Financial Officer, and Director

Set forth below is a brief description of the background and business experience of John E. Cooper for the past five years.

Mr. John E. Cooper: Mr. Cooper founded Sedona in 1999 and has been Sedona’s president and a member of the board of directors from inception until April 1, 2003 when he submitted his resignation. On July 28, 2003, Mr. Cooper was reappointed as Director, Chief Executive Officer, and Chief Financial Officer.

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For the past twenty years, Mr. John Cooper has been involved in both merchant and investment banking activities. These activities have been for his own account and on behalf of various private and public corporate clients.

In 1996, Mr. Cooper developed a structure for the marketing of tax-advantaged investments in the natural resources sector to Canadian taxpayers. In 1997, he co-founded Canada Dominion Resources Corp. which is the promoter of these investments. Canada Dominion Resources Corp. sponsored securities offerings continue to be a major source of oil and gas and mining exploration funding in Canada. Mr. Cooper sold his interest in Canada Dominion in 1998 in order to devote more time to his other business interests.

Since 1997, Mr. Cooper has been the beneficial owner of the world-wide commercial exploitation rights to two medical related Professional Practice Management software packages. Mr. Cooper has marketed a major portion of his interest in these packages to private software investment firms.

In 1999, Mr. Cooper accepted a position on the Markatech Industries Corp. Advisory Board.

Mr. Cooper holds a BSC in chemistry from the University of British Columbia, received in 1962, and an MBA in Finance from the Wharton Graduate School, University of Pennsylvania, received in 1975.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY SEDONA SOFTWARE SOLUTIONS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

TERM OF OFFICE

Our Directors are elected for one-year terms, to hold office until the next annual general meeting of the shareholders, or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

INFORMATION REGARDING THE BOARD

Sedona Software Solutions, Inc. does not currently have an audit committee, compensation committee, nominating committee, executive committee, Stock Plan Committee, or any other committees.

During our 2002 fiscal year there were no meetings of our board of directors held. Various matters were approved by consent resolution which in each case was signed by each of the members of the board of directors then serving.

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Effective as of January 3, 2003, Andrew J, Cooper and Gordon E. Cooper submitted their resignations as directors of the Company. On April 1, 2003, John E. Cooper submitted his resignation as Director, President, and CEO of the Company.

On July 28, 2003, John E. Cooper was reappointed by a written consent of a majority of the shareholders as the sole member of our board of directors.

OFFICER/DIRECTOR COMPENSATION

The table below summarizes the compensation earned for services rendered for the fiscal year ended June 30, 2001, June 30, 2002 and June 30, 2003. There has been no compensation earned for services rendered by our named Directors.

Name	Title	Year	Salary	Bonus	Other Compensation	Annual Awarded	Restricted Stock Options / SARs (#)	LTIP Payouts	All Other Compensation
John E. Cooper	CEO, CFO, Director	2001 2002 2003	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0
Kathleen Smith	Former Secretary and Treasurer	2001 2002 2003	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0

Stock Option Grants

We did not grant any stock option to the executive officers during our most recent fiscal year ended June 30, 2003. We have also not granted any stock option to the executive officers since June 30, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

Name and Principal Position	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
John E. Cooper Chief Executive Officer, Chief Financial Officer, and Director	1	1	0
Andrew J. Cooper Former Director	1	1	0
Gordon E. Cooper Former Director	1	1	0
Kathleen Smith Former Secretary and Treasurer	1	1	0

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of October 1, 2003 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock (1)
Common Stock	John E. Cooper 802 – 2050 Nelson Street, Vancouver, B.C., Canada, V6G 1N6	3,000,000	55.7%
Common Stock	Andrew J. Cooper Mile 18 ½ Upper Squamish Valley Road P.O. Box 1724 Squamish, B.C., Canada, V0N 3G0	500,000	9.30%
Common Stock	Gordon E. Cooper 2301 Caylay Close Whistler, B.C. Canada, V0N 1B2	500,000	9.30%
Common Stock	All Officers and Directors as a Group (1 person)	3,000,000	55.7%

SELECTION OF AUDITORS

The Board of Directors selected Morgan & Company, Certified Public Accountants, as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended June 30, 2004. The shareholders are being asked to confirm this appointment.

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AUDIT FEES

Sedona Software Solutions has been billed $1,600.00 for professional services rendered for the audit of its annual financial statements for the most recent fiscal year and the reviews of its quarterly financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by the Company’s auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole. As there were no fees billed or expended for the above services, the Company’s board of directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from the Company.

FORWARD – LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Sedona Software Solutions' proxy statement and form of proxy for its next annual meeting of shareholders will be November 14, 2004. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Sedona Software Solutions' proxy statement and form of proxy is considered untimely is 60 days prior to November 14, 2004.

WHERE YOU CAN FIND MORE INFORMATION

Sedona Software Solutions is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Sedona Software Solutions files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450

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Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors
of Sedona Software Solutions, Inc.

/s/ John E. Cooper

John E. Cooper
Chief Executive Officer, Chief Financial Officer, and Director

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Sedona Software Solutions, Inc.

Annual Meeting of Shareholders
November 14, 2003
PROXY

The undersigned appoints John E. Cooper of Sedona Software Solutions, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Sedona Software Solutions, Inc., to be held November 14, 2003 beginning at 10:00 a.m., Pacific Standard Time, at 2300 West Sahara Ave., Suite 500, Las Vegas, Nevada, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X]    Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1.    For the election of the following nominee as directors of the Company, to serve until the next annual meeting or until their successors are elected and qualified: John E. Cooper.

                     FOR Nominee     NOT FOR Nominee
                          [_]         [_]

2.    To confirm the appointment of Morgan & Company as the Company’s auditors.

                     FOR Appointment     NOT FOR Appointment
                          [_]         [_]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Signature(s)                     Dated: ________________, 2003

___________________________                      ___________________________

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY

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